                                                                   EXHIBIT 10.25


                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

     This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is made and entered into as of September, 1996, among Specialty Catalog Corp., Delaware corporation (the "Company"), Dickstein & Co. L.P., a Delaware limited partnership ("Dickstein"), Viking Holdings Limited, a British Virgin Islands corporation ("Viking"), and each of the other securityholders which are signatories hereto (collectively, "Securityholders" and individually, a "Securityholder").

     WHEREAS, the Company and the certain of the Securityholders ("Original Securityholders") entered into a Registration Rights Agreement dated November 30, 1994 as amended by an Amendment to Registration Rights Agreement dated as of August 16, 1995 (collectively, the "Prior Registration Rights Agreement"); and

     WHEREAS, the Original Securityholders thereto wish to amend and restate their Prior Registration Rights Agreement and;

     WHEREAS, each Securityholder is the beneficial owner of certain Registrable Securities (as defined below) issued by the Company. The Company and the Securityholders deem it to be in their respective best interests to set forth the rights of the Securityholders in connection with public offerings and sales of the Registrable Securities.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Securityholders, intending legally to be bound, hereby covenant and agree that the Prior Registration Rights Agreement is hereby amended and replaced in its entirety with this Amended and Restated Registration Rights Agreement, as follows:

     SECTION 1.  DEFINITIONS.  As used in this Agreement, the following terms
                 -----------
shall have the following meanings:

     "Affiliate" of any person shall mean any other person who either directly or indirectly is in control of, is controlled by, or is under common control with such person, and "Affiliated" shall have the corresponding meaning;

provided, that for purposes of this definition, an investment entity shall be
--------
deemed to be controlled by each of its investment manager, investment advisor and general partner.

     "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

     "Company" shall mean Specialty Catalog Corp., a Delaware corporation.

     "Dickstein Group" shall mean (i) Dickstein, (ii) Dickstein International Limited, (iii) Dickstein Focus Fund, L.P., (iv) any investment fund for which Dickstein or any Affiliate of Dickstein acts as investment manager, and (iv) any partnership or other entity for which any of the foregoing acts directly or indirectly as general partner or controlling stockholder, and any other Person otherwise Affiliated with any of the foregoing, or successors holding more than 50% of the voting control of any such entity.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "GKN" shall mean GKN Securities Corp.

     "Holder" shall mean any Person that owns Registrable Securities, including such successors and assigns as acquire Registrable Securities, directly or indirectly, from such Person. For purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder thereof.

     "Other Approved Holders" shall mean Martin Franklin, Jonathan E. Franklin, and Ian G. H.Ashken and such other holders of Common Stock or options or warrants exercisable for shares of Common Stock having registration rights with respect to the Common Stock, other than under this Agreement, which registration rights have been consented to in writing by the Principal Holders. Nothing in this Agreement shall be construed to classify or characterize GKN as an Other Approved Holder.

     "Person" shall mean an individual, partnership, limited partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

     "Principal Holders" shall mean (i) the Dickstein Group and (ii) the Viking Group, and "Principal Holder" shall mean either of such groups individually.

     "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including but not limited to post-effective amendments and all material incorporated by reference in such prospectus.

     "Registrable Securities" shall mean (i) the Common Stock held by the Securityholders on the date hereof; (ii) any other securities issued or issuable as a result of or in connection with any combination of shares, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the securities referred to in clause (i) above; and
(iii) shares of Common Stock issuable upon exercise of any options or warrants granted to any Securityholder. For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when either it has been (x) registered under the Securities Act and sold or distributed to any Person pursuant to an effective Registration Statement covering it or (y) sold or distributed to any Person pursuant to Rule 144 or Rule 145(d).

     "Registration Expenses" shall have the definition set forth in Section 5.

     "Registration Statement" shall mean any Registration Statement which covers any of the Registrable Securities and shares of Common Stock to be registered by Other Approved Holders pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including but not limited to post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "Rule 144" and "Rule 145" shall mean, respectively, Rule 144 and Rule 145, each promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Securityholder" shall have the meaning set forth in the first paragraph.

     "Viking Group" shall mean Viking and any Affiliate thereof, and any partnership or other entity for which Viking or any entity controlled by Viking acts directly or indirectly as general partner or controlling stockholder or successors holding more than 50% of the voting control of Viking.


     SECTION 2.  REGISTRATION RIGHTS.
                 -------------------

     (a) Demand Registration.  At any time after the completion of the initial
         -------------------
public offering of the Common Stock, subject to such lock up agreements that may be entered into by the Principal Holders upon request by the underwriter of an initial Public Offering, upon written notice to the Company from either Principal Holder requesting that the Company effect, pursuant to this Section 2, the registration of Registrable Securities owned by such Principal Holder which constitutes on the date of such notice an aggregate of at least 5% of the Common Stock outstanding on such date or, if less than such percentage, all of the Registrable Securities then owned by such Principal Holder (which notice shall specify (A) the proposed amounts of Registrable Securities for which registration is requested, and (B) the intended method or methods of disposition by such Principal Holder (including whether or not the proposed offering is to be underwritten)), the Company shall promptly (but in any event within 20 days) give written notice of such requested registration to all other Holders and all Other Approved Holders, and thereupon the Company shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

               (x) the Registrable Securities that the Principal Holder has requested the Company to register, for disposition in accordance with the intended method of disposition stated in its notice to the Company; and

               (y) all other Registrable Securities ("Non-Principal Securities"), the Holders of which shall have made a written request to the Company for registration thereof (which request shall specify the proposed amounts thereof) within thirty (30) days after the receipt of such written notice from the Company; and

               (z) all shares of Common Stock, the Other Approved Holders of which shall have made a written request to the Company for registration thereof (which request shall specify the proposed amounts thereof) within thirty (30) days after the receipt of such written notice from the Company.

all to the extent requisite to permit the disposition (in accordance with the method of disposition specified in the notice given to the Company by the selling Principal Holders) by Holders of the securities then constituting Registrable Securities and by Other Approved Holders of shares of Common Stock so to be registered; provided, however, that the Company shall not be obligated
                     --------  -------
to (x) file a Registration Statement pursuant to this Section 2(a) within the period commencing on the filing of any registration statement of the Company which related solely to the registration of Common Stock and ending one hundred eighty (180) days after, the effective date of such registration statement; or
(y) effect more than one (1) demand registration pursuant to this Section 2(a) on behalf of each of the Dickstein Group and the Viking Group.

          (b) "Piggyback" Registration Rights. The Company shall, at least
              -------------------------------
thirty (30) days prior to the filing of any Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or S-8 or any successor forms) relating to the public offering of any class of its equity securities by the Company or any Holder or any Other Approved Holder, give written notice of such proposed filing and of the proposed date thereof to each Holder and to all Other Approved Holders, and if, on or before the tenth (l0th) day following the date on which such notice is given, the Company shall receive a written request from any Holder or any Other Approved Holder, requesting that the Company include among the securities covered by such Registration Statement some or all of the Registrable Securities owned by such Holder or shares of Common Stock owned by Other Approved Holders, the Company shall include such Registrable Securities and shares of Common Stock owned by Other Approved Holders in such Registration Statement, if filed. Except as may otherwise be provided in this Agreement, Registrable Securities and shares of Common Stock owned by Other Approved Holders with respect to which a request for registration has been received will be registered by the Company and offered to the public on the same terms and subject to the same conditions applicable to the piggyback registration to be sold by the Company or by the other Persons selling under such piggyback registration. The Company shall be under no obligation to complete any offering of its securities it proposes to make under this subparagraph (b) and shall incur no liability to any Holder or any Other Approved Holder for its failure to do so, notwithstanding the request of any such Holder or any Other Approved Holder to participate therein in accordance with this Section 2(b). In connection with any registration covered by this subparagraph (b) involving any underwriting of securities, the Company shall not be required to include any Holder's Registrable Securities or shares of

Common Stock owned by other Approved Holders in such registration unless such Holder or other Approved Holder accepts the terms of the underwriting as agreed upon between the Company (or other persons who have the right to agree upon the underwriting terms relating to such offering) and the underwriters.

          (c) Each Security Holder hereby waives all of its registration rights under the Prior Registration Rights Agreement with respect to Registrable Securities, all of which are hereby terminated, except as set forth herein.

          (d) The Security Holders hereby consent to the registration rights granted to Messrs. Martin Franklin, Jonathan Franklin and Ian Ashken pursuant to certain Warrants dated August 12, 1996 to purchase an aggregate of 265,335 shares of Common Stock ("Franklin Warrants").


          SECTION 3.  REGISTRATION PROCEDURES.
                      -----------------------

In connection with any Registration Statement filed pursuant to this Agreement, the following provisions shall apply:

          (a) If such Registration Statement shall be filed pursuant to Paragraph 2(a) or (b) hereof, all Holders owning Registrable Securities and all Other Approved Holders owning Common Stock shall, if requested by the managing underwriter, agree not to sell publicly any Registrable Securities (other than the Registrable Securities so registered) or shares of Common Stock, as the case may be, for the same period as may be agreed to by the Company, or by the Holders selling Registrable Securities and Other Approved Holders selling shares of Common Stock pursuant to the Registration Statement, following the effective date of the Registration Statement relating to such offering.

          (b) If such Registration Statement shall be filed pursuant to Paragraph 2(a) or (b) hereof and if the managing underwriter advises that the inclusion in such registration of some or all of the Registrable Securities sought to be registered by the Securityholders or Other Approved Holders seeking to register shares of Common Stock pursuant to Paragraph 2(a) or (b), creates a substantial risk that the proceeds or price per share to be derived from such registration by the party initiating the filing of such Registration Statement will be reduced or that the number of shares sought to be registered is too large a number to be reasonably sold, the number of shares of Registrable Securities and Common Stock sought to be registered for the accounts of all Holders and all Other Approved Holders shall be reduced, pro rata in proportion to the number of shares of Registrable Securities and Common Stock sought to be registered by all such persons, to the extent necessary to reduce the number of all such shares to be registered for the accounts of all Holders and all Other Approved Holders to the number recommended by the managing underwriter (which amount may be zero), subject to GKN's piggyback registration rights pursuant to the Underwriter's Purchase Option to be entered into between GKN and the Company in connection with the Company's initial public offering; provided, however, in no event shall the number of shares of Common Stock sought to be registered by the Company be reduced pursuant to any provision of this Section 3.

          (c) If such Registration Statement shall be filed pursuant to paragraph 2(a), hereof and covers only securities to be sold by the Company and Registrable Securities and if the managing underwriter advises that the inclusion in such registration of some or all of the Registrable Securities creates a substantial risk that the proceeds or price per share to be derived from such registration by the Company, will be reduced or that the number of shares sought to be registered is too large a number to be reasonably sold, the number of shares of Registrable Securities sought to be registered by the Holders shall be reduced, pro rata to the extent necessary to reduce the number of all shares of Registrable Securities to be registered to the number (which may be zero) recommended by the managing underwriter, subject to GKN's piggyback registration rights pursuant to the Underwriter's Purchase Option to be entered into between GKN and the Company in connection with the Company's initial public offering.

          (d) It shall be a condition to the Company's obligations under this Agreement that Holders seeking to register Registrable Securities and other Approved Holders seeking to register Common Stock will promptly provide the Company with such information as it shall reasonably request in order to prepare such Registration Statement.

          (e) Following the effective date of any Registration Statement hereunder, the Company shall, upon the request of any Holder seeking to register Registrable Securities and other Approved Holders seeking to register Common Stock, forthwith supply such number of prospectuses (including preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act and such other documents as are referred to in the prospectus as shall be reasonably requested by any such Holder or Other Approved Holder to permit such Holder or Other Approved Holder to make a public distribution of its Registrable Securities or Common Stock, as the case may be, provided that such Holder or Other Approved Holder furnishes the Company with such appropriate information relating to such Person's intentions in connection therewith as the Company shall reasonably request.

          (f) The Company shall prepare and file such amendments and supplements to such Registration Statement filed hereunder as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and applicable "Blue Sky" laws with respect to the offer and sale or other disposition of the Registrable Securities or Common Stock, as the case may be, covered by such Registration Statement during the period required for distribution of the Registrable Securities or Common Stock, as the case may be, (except in the case of a Demand Registration pursuant to Paragraph 2(a) hereof, for the period specified in such paragraph), and shall promptly as practicable after filing same with the Commission, deliver copies of such documents to each Holder holding Registrable Securities for Other Approved Holder holding Common Stock covered by such Registration Statement.

          (g) The Principal Holders seeking to register Registrable Securities to be included in a Registration Statement filed under the provisions of Paragraph 2(a), shall select the underwriter or underwriters, if any, who are to undertake the offering and distribution of the Registrable Securities, to be included in a Registration Statement filed under the provisions of Paragraph 2(a),subject to the Company's prior approval of the underwriter, which approval shall not be unreasonably withheld, but the Company alone shall make such selection with respect to a Registration Statement as to which Holders may have registration rights pursuant to Paragraph 2(b).

          (h) If a request for registration is made pursuant to Paragraph 2(a), the Company may postpone the filing of a Registration Statement if, based on the good faith judgment of the Company's Board of Directors, (A) for up to 90 days from the date of request if such postponement is necessary in order to avoid premature disclosure of a matter involving a material transaction then undertaken by the Company that the Board has determined would not be in the best interest of the Company to disclose prematurely or (B) for a period of up to 90 days from the end of the Company's fiscal year if the filing of a Registration Statement at the time of such request would require duplicative year-end audit and accounting expenses, provided that in no event shall the Company be permitted to postpone the filing of a Registration Statement pursuant to this subparagraph (h) more than once in any twelve month period.

          (i) The Company shall use its best efforts to register the Registrable Securities of the Principal Holders seeking to register Registrable Securities covered by any such Registration Statement under such securities or Blue Sky laws in such jurisdictions as the Principal Holder may reasonably request; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (i) or (B) consent to general service of process or subject itself to taxation in any such jurisdiction.

          (j) The Company shall cooperate with the Holders holding Registrable Securities and the Other Approved Holders holding Common stock covered by any Registration Statement hereunder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under such Registration Statement and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or selling Persons may request;

          (k) The Company, any Holder seeking to register Registrable Shares and any Other Approved Holders seeking to register Common Stock pursuant to section 2 shall enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Principal Holders of the Registrable Securities being sold or the underwriters retained by Holders participating in an underwritten public offering, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities or Common Stock, as the case may be.

          (l) At the Company's option, the Company may register (on a pro rata
                                                                      --------
basis) any of the Registrable Securities and any shares of Common Stock held by Other Approved Holders in any Registration Statement filed by the Company, provided, however, while such Registration Statement is effective, the Demand Registration Right pursuant to section 2(a) and the Piggyback Registration right pursuant to Paragraph 2(b) shall be inapplicable with respect to the Registrable Securities covered by such Registration Statement. Except as herein provided, such registration shall not limit or diminish any of the Holders' rights under this Agreement.

          (m) In connection with any offering of Registrable Securities and any shares of Common Stock held by Other Approved Holders to be registered under this Agreement, each Holder of Registrable Securities and each Other Approved Holder of Common Stock included or to be included in such registration shall:

          (A) If such registration is being made pursuant to any underwritten offering, enter into and perform its obligations under any underwriting agreement to which it is a party.

          (B) Upon receipt of any notice from the Company of the happening of any event as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, forthwith discontinue its disposition of Registrable Securities pursuant to the Registration Statement relating thereof until its receipt of the copies of the supplemented or amended prospectus and, if so directed by the Company, deliver to the Company all copies then in its possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

          (C) At the end of any period during which the Company is obligated to keep any Registration Statement current and effective, discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

          (n) In connection with the Company's registration obligations pursuant to Section 2 hereof, except as otherwise expressly provided herein, the Company will prepare and file and/or use its best efforts to cause to become effective, a Registration Statement with respect to applicable Registrable Securities and Common Stock and to keep effective the Registration Statement to permit the sale of such Registrable Securities and Common Stock in accordance with the intended method or methods of distribution thereof.


          SECTION 4.  HOLDBACK AGREEMENT.
                      ------------------

          (a) Restrictions on Public Sales by Holders and Other Approved
              ----------------------------------------------------------
Holders. To the extent not inconsistent with applicable law, each Holder and Other Approved Holders that is timely notified in writing by the Company or the managing underwriter or underwriters, shall not effect any public sale or distribution (including a sale pursuant to Rule 144) of any issue being registered in an underwritten offering (other than pursuant to an employee stock option, stock purchase, stock bonus or similar plan, or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a), or pursuant to a "shelf" registration), any securities of the Company similar to any such issue or any securities of the Company convertible into or exchangeable or exercisable for any such issue, during the period commencing on the filing of the Registration Statement and ending one hundred eighty (180) days after the effective date of the applicable Registration Statement, except as part of such registration.

          SECTION 5.  REGISTRATION EXPENSES.
                      ---------------------

          All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees (excluding the registration and filing fees applicable to the Registrable Securities sought to be registered by Holders or common stock sought to be registered by Other Approved Holders), fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel to the Company or the underwriter in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities or Common Stock), printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), fees and disbursements of the Company's counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with any registration hereunder, reasonable fees and expenses of other Persons retained by the Company, and reasonable out-of-pocket expenses of the Holders (excluding (i) salaries of officers and/or employees of the Holders and Other Approved Holders, (ii) any travel costs, unless incurred in connection with travel requested by the Company and (iii) any professional fees incurred by the Holders and Other Approved Holders) (all such expenses being referred to as "Registration Expenses"), shall be borne by the Company; provided, that
                                                         --------
Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities or Common Stock sold by Other Approved Holders.

          SECTION 6.  INDEMNIFICATION; CONTRIBUTION.
                      -----------------------------

          (a) Indemnification by the Company.  In connection with any
              ------------------------------
Registration Statement, the Company shall indemnify, to the full extent permitted by law, each Holder and Other Approved Holder, its officers, directors, employees, general partners, limited partners, representatives and agents, each Person who controls such Holder and Other Approved

Holder, (within the meaning of the Securities Act) and any investment adviser thereof or agent therefor, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal fees and expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any related Prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, except in each case insofar, but only insofar, as the same arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such Holder and Other Approved Holder, expressly for use therein. This indemnity is in addition to any liability that the Company may otherwise have. The Company shall also indemnify any underwriters of the Registrable Securities and Common Stock, selling brokers, dealer managers and similar securities industries professionals participating in the distribution and their officers, directors, employees, general partners, limited partners, representatives and agents, and each Person who controls such underwriters or other Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Holders and Other Approved Holders and other specified Persons.

          (b) Indemnification by Holders and Other Approved Holders.  In
              -----------------------------------------------------
connection with any Registration Statement, each Holder and Other Approved Holders any of whose Registrable Securities or Common Stock are covered thereby shall furnish to the Company in writing such information and affidavits with respect to such Holder and Other Approved Holders as the Company reasonably requests for use in connection with such Registration Statement, any related Prospectus or preliminary prospectus, or any amendment or supplement thereto, and shall indemnify, to the full extent permitted by law, the Company, the Company's directors, officers, employees and agents, each Person who controls the Company (within the meaning of the Securities Act) and any investment adviser thereof or agent therefor, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any related Prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that the same arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement or in such related Prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Approved Holder expressly for use therein. This indemnity is in addition to any liability that a Holder or Other Approved Holder may otherwise have. Each Holder or Other Approved Holder participating in an offering of Registrable Securities or Common Stock shall, if requested by the managing underwriter or underwriters of such offering, also indemnify any underwriters of such Registrable Securities or Common Stock, selling brokers, dealer managers and similar securities industries professionals participating in the distribution of such Registrable Securities or Common Stock and their officers and directors and each Person who controls such underwriters or other Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company and other specified Persons. Notwithstanding any other provision hereof, in no event shall the indemnification obligation of any Holder or Other Approved Holder be greater in amount than the dollar amount of the net proceeds received by such Holder or Other Approved Holder upon the sale of the Registrable Securities or Common Stock giving rise to such obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

          (c) Conduct of Indemnification Proceedings.  Any Person entitled to
              --------------------------------------
indemnification under this Section 6 agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement and, unless in the written opinion of counsel to such indemnified party a conflict of interest exists between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party (which may be regular counsel to the Company). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the written opinion of counsel such indemnified party, a conflict of interest exists between such indemnified party and any other indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels (which shall be limited to one counsel per indemnified party). The indemnifying party shall not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.

          (d)  Contribution.
               ------------

          (i) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding;

          (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata
                                                                 --- ----
allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision hereof, in no event shall the contribution obligation of any Holder be greater in amount than the excess of (A) the dollar amount of the net proceeds received by such Holder or Other Approved Holder upon the sale of the Registrable Securities or Common Stock giving rise to such contribution obligation over (B) the dollar amount of any damages that such Holder or Other approved Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and

          (iii) If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 6(a) and 6(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).

          SECTION 7.  COOPERATION WITH THE COMPANY.
                      ----------------------------

          The offering and sale of Registrable Securities by any Holder or Common Stock by any Other Approved Holder shall comply in all respects with the applicable terms, provisions and requirements set forth in this Agreement, and such Holder and Other Approved Holder shall cooperate with the Company in respect thereof. Without limiting the generality of the foregoing, such Holder and Other Approved Holder shall promptly and timely provide the Company with all information and materials required to be included in a Registration Statement that (a) relate to the offering, (b) are in possession of such Holder and Other Approved Holder, and (c) relate to such Holder and Other Approved Holder, and shall take all such action as may be required in order not to delay the registration and offering of securities by the Company. The Company shall have no obligation to include in any Registration Statement, Registrable Securities of a Holder or Common Stock by any Other Approved Holder that has failed to furnish such information which, in the reasonable opinion of the Company, is required in order for the Registration Statement to comply in all material respects with the requirements of the Securities Act or any applicable state securities or "blue sky" laws.

          SECTION 8.  NO INCONSISTENT AGREEMENTS.  The Company (i) has not
                      --------------------------
previously entered into any agreement that is still in effect on the date of this Agreement pursuant to which it has granted registration rights to any Person who holds any of its securities, other than the Franklin Warrants and
(ii) shall not enter into any other agreement with respect to its securities which is inconsistent with the rights granted to the Holders and the Other Approved Holders, from time to time, in this Agreement or otherwise conflicts with the provisions hereof; except (x) as may be provided in any agreement with commercial lenders presently in effect or hereinafter entered into; or (y) with GKN pursuant to the Underwriting Agreement and the Underwriter's Purchase Option to be entered into in connection with the Company's Registration Statement on Form S-1, File No. 333-10793. Nothing contained in this Agreement shall be construed to reduce or limit in any way the rights of GKN pursuant to such Underwriting Agreement and Underwriter's Purchase Option.

          SECTION 9.  AMENDMENTS AND WAIVERS.  The provisions of this Agreement,
                      ----------------------
including the provisions of this Section 9, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of
(i) the Principal Holders and (ii) any other party who may be adversely affected by any such amendment, modification, supplement, waiver or consent.

          SECTION 10.  REMEDIES.  Each Holder and Other Approved Holder having
                      --------
rights under any provision of this Agreement shall be entitled to enforce such rights specifically or to recover damages or to exercise any other remedy available to it at law or in equity. The foregoing rights and remedies shall be cumulative and the exercise of any right or remedy provided herein shall not preclude any Person from exercising any other right or remedy provided herein. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          SECTION 11.  NOTICES.  All notices, requests and other communications
                      -------
provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air-courier guaranteeing overnight delivery and shall be effective upon receipt:

          (a) If to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 11, which address initially is, with respect to each Securityholder, the address set forth on Schedule I of this Agreement.

          (b) If to the Company, initially at its address set forth on Schedule I of this Agreement and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this
Section 11.

          SECTION 12. SUCCESSORS AND ASSIGNS.  This Agreement shall inure to the
                      ----------------------
benefit of and be binding upon the parties hereto, the successors and assigns of each of the parties hereto, including any successors by merger to the Company, and Other Approved Holders registering shares of Common Stock in accordance with the terms hereof. Nothing contained in this Agreement shall be construed to reduce or limit in anyway the rights of GKN pursuant to such Underwriting Agreement and Underwriter's Purchase Option.

          SECTION 13.  COUNTERPARTS.  This Agreement may be executed in any
                      ------------
number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 14.  HEADINGS; CONSTRUCTION.  The headings in this Agreement
                       ----------------------
are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context otherwise requires, all references to Sections are to Sections of this Agreement, "or" is inclusively disjunctive, and words in the singular include the plural and vice versa. In computing any
                                             ---- -----
period of time specified in this Agreement or in any notices, the date of the act or event from which such period of time is to be measured shall be included, any such period shall expire at 5:00 p.m., New York City time, on the last day of such period, and any such period denominated in months shall expire on the date in the last month of such period that has the same numerical designation as the date of the act or event from which such period is to be measured; provided,
                                                                       --------
however, that if there is no date in the last month of such period that has the
-------
same numerical designation as the date of such act or event, such period shall expire on the last day of the last month of such period.

          SECTION 15.  GOVERNING LAW.  This Agreement shall be governed by and
                       -------------
construed in accordance with the internal laws of the State of New York, without regard to the principles of the conflict of laws thereof.

          SECTION 16.  JURISDICTION; FORUM.
                       -------------------

          (a) Each party hereto consents and submits to the jurisdiction of any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York in connection with any dispute arising out of or relating to this Agreement. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment.

          (b) Each party hereto agrees that personal service of process may be effected by any of the means specified in Section 11, addressed to such party. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.

          SECTION 17.  SEVERABILITY.  If one or more of the provisions hereof,
                       ------------
or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect, for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be in any way affected or impaired thereby, and the provision held to be invalid, illegal or unenforceable shall be reformed to the minimum extent necessary, and in a manner as consistent with the purposes thereof as is practicable, so as to render it valid, legal and enforceable, it being intended that all of the rights and privileges of the Holders hereunder shall be enforceable to the fullest extent permitted by law.

          SECTION 18.  ENTIRE AGREEMENT.  This Agreement is intended by the
                       ----------------
parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              SPECIALTY CATALOG CORP.



                              By: ___________________________________
                                 Name:
                                 Title:


SECURITYHOLDERS:                    DICKSTEIN & CO., L.P.

                              By:   DICKSTEIN PARTNERS, L.P., ITS
                                    GENERAL PARTNER


                              By:   DICKSTEIN PARTNERS INC., its
                                    general partner



                              By: ____________________________________
                                 Vice President


                              DICKSTEIN INTERNATIONAL LIMITED

                              By: DICKSTEIN PARTNERS INC., its agent



                              By: ____________________________________
                                 Vice President

                              DICKSTEIN FOCUS FUND, L.P.

                              By: DICKSTEIN PARTNERS INC., its agent



                              By:_____________________________________
                                Vice President

                              VIKING HOLDINGS LIMITED


                              By:___________________________________
                                Name:
                                Title:


                              WIGS, L.P.


                              By:____________________________________
                                Name: Arthur Kowaloff
                                Title:   General Partner


                              _______________________________________
                              Steven L. Bock



                              _______________________________________
                              Bruce Pollack


                              HFS INCORPORATED



                              By:___________________________________
                                Samuel L. Katza



                              ______________________________________
                              Mark Brodsky

                                   Schedule I
                                   Addresses


Specialty Catalog Corp.                 21 Bristol Drive
                                        South Easton, Massachusetts 02375


Dickstein & Co., L.P.                   9 West 57th Street
Dickstein International Limited         New York, NY  10019
 and Dickstein Focus Fund, L.P.

Wigs, L.P.                              445 Park Avenue
                                        11th Floor
                                        New York, NY  10022

Steven L. Bock                          c/o 21 Bristol Drive
                                        South Easton, Massachusetts 02375

Bruce Pollack                           c/o Centre Partners
                                        30 Rockefeller Plaza
                                        Suite 5050
                                        New York, NY  10020

Viking Holdings Limited                 La Motte Chambers
                                        La Motte Street
                                        St. Helier
                                        Jersey JE1 1BJ
                                        Channel Islands

Samuel L. Katz                          HFS Incorporated
                                        339 Jefferson Road
                                        Parsippany, New Jersey  07054

Mark Brodsky                            [ADDRESS]

                       FORM OF REGISTRATION RIGHTS WAIVER
                       ----------------------------------



                                       September ___, 1996



Specialty Catalog Corp.
21 Bristol Drive
South Easton, Massachusetts 02375

Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement"), dated as of September ___, 1996, by and between the undersigned and Specialty Catalog Corp., (the "Company"). The undersigned hereby waives its registration rights under Section 2 of the Registration Rights Agreement arising in connection with the proposed underwritten public offering of 1,500,000 shares of the Company's Common Stock, par value $.01 per share.

                                       Very truly yours,




                                       By:________________________